Evergreen Large Cap Value Fund: Annual Report as of February 28, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
10	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
26	INDEPENDENT AUDITORS' REPORT
27	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

April 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the annual report for Evergreen Large Cap Value Fund, which covers the 12-month period ended February 28, 2003.

Market analysis

The past 12 months remained challenging for investors in the equity markets. Volatility was attributed to not only the disappointing fundamentals of a weaker-than-expected recovery, but also to the outrageous financial scandals at Enron, WorldCom and Tyco. And if these troubles weren't enough, investors had to contend with the uncertain geopolitical situation and the potential for further terrorist attacks. Stocks declined for the third consecutive year in 2002, a phenomenon that had not occurred in more than six decades. The new year began with optimism for many investors, yet stocks gave back early gains as companies remained cautious in their outlooks, analysts reduced earnings forecasts, and war with Iraq seemed imminent.

The period began with a stronger-than-expected economy in the first quarter of 2002. Profits were still weak, yet productivity gains and strength in service industries suggested profitability would return by the summer. Yet these fundamentals were soon overwhelmed by the accounting scandals. As the Enron investigation expanded with allegations of illegal activity at Arthur Andersen, confidence in corporate reporting plunged. Other issues of corporate malfeasance surfaced and it soon became evident that this was not an isolated scandal. Tyco and WorldCom soon hit investors with their own scandals, further dampening investor sentiment. But leadership in Washington soon took steps to restore investor confidence. President Bush, members of Congress, and the SEC all became involved. Legislation was created in the form of the Sarbanes-Oxley Act of 2002 requiring new procedures for financial reporting and outlining the punishment for perpetrators of fraud.

LETTER TO SHAREHOLDERS continued

Seemingly just as hope could return for investors regarding financial reporting, the saber rattling with Iraq increased at a quickening pace. The anniversary of the September 11 attacks also brought new fears of potential terrorism, and third quarter gross domestic product was well below forecast. Earnings estimates were ratcheted downward yet again, and all eyes turned to Federal Reserve Board chairman Alan Greenspan. Wall Street screamed for lower interest rates early in the fourth quarter, yet the Fed initially chose not to give in to the public pressure, since rates were already at 40-year lows. The Fed opted instead to change its policy bias toward easing at the October meeting, but ultimately surprised investors with a larger-than-expected 50-basis point cut in November. The mid-term elections also appeared to favor investors, yet the equity markets, which rallied in anticipation of these two events, finished 2002 in a trading range, stagnant after bouncing off the October lows.

The pattern of fits and starts for equities has continued into 2003. After rising almost 6% in early January, the Dow Jones Industrial Average declined almost 10% in the final two weeks of the month. Pressure on stocks continued through February, as companies were cautious in their outlooks, analysts cut profit projections, and war with Iraq grew imminent. Investor sentiment continued to wane as the period drew to a close.

Despite the challenges, we remain encouraged about the prospects for 2003 and beyond for equity investors. After three years of declines, we believe equities are better positioned for growth in the coming year. We believe the economy can generate growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. The outlook for inflation remains mild and unemployment will likely remain in the 6% range, therefore keeping the Fed on the sidelines for much, if not all, of 2003.

The steady pace of economic growth has the potential to enable companies in the Standard & Poor's 500 Index to generate operating profit growth over the next 12 months. Current valuations, surprisingly, suggest there is little need to overweight portfolios either by investment style or market capitalization. As a result, we believe a diversified approach to equities will benefit investors as the markets

LETTER TO SHAREHOLDERS continued

attempt to balance improving domestic fundamentals in an uncertain world.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

*A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of February 28, 2003

"We are reasonably confident that the overall market will improve, and we believe the results from our investment discipline has the potential for reward."

MANAGEMENT TEAM

Edmond Choi
GMO U. S. Active Team

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 5/31/1989
	Class A	Class B	Class C	Class I
Class Inception Date	5/31/1989	1/6/2003	1/6/2003	1/6/2003

Average Annual Return*

1 year with sales charge	-27.09%	-26.23%	-24.13%	N/A

1 year w/o sales charge	-22.64%	-22.64%	-22.64%	-22.64%

5 year	-1.23%	-0.23%	-0.26%	-0.06%

10 year	8.62%	9.26%	9.16%	9.26%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

12-month income dividends per share**	$0.12	$0.00	$0.00	$0.00

12-month capital gain distributions per share**	$0.60	$0.00	$0.00	$0.00

* Adjusted for maximum applicable sales charge, unless noted.
** For Classes B, C and I for the period from January 6, 2003 (commencement of class operations), to February 28, 2003.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and I prior to 1/6/2003 is based on the performance of the fund's predecessor fund, GMO Pelican Fund. The historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I and the predecessor fund do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. The advisor is currently waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 12/31/2002.

The domestic equity Style Box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Large Cap Value Fund Class A shares,1 versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of February 28, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund's Class A shares had a total return of -22.64% for the 12-month period ended February 28, 2003, excluding any applicable sales charges. During the same period, the Russell 1000 Value Index returned -19.27%, while the median return of funds in the Lipper multi-cap value classification was -21.05%. Lipper is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 2/28/2003)

Total Net Assets	$19,184,766

Number of Holdings	75

Beta*	0.72

R-squared*	0.67

P/E Ratio	13.1 x

*As of 12/31/2002

What factors affected fund performance?

The period was very difficult, with several factors weighing down the overall market. First, we continued to deal with the effects of the collapse of the speculative bubble of the late 1990s. While traditional value stocks held up better than the general market during 2000 and 2001, even they began to look expensive and start losing ground, beginning in July of 2002. Second, corporate earnings were very disappointing, reflecting both the weakness in the economy and the continuing decline from earlier, unrealistic expectations. Third, reports of corporate malfeasance and accounting irregularities undermined investor confidence. Meanwhile, the geopolitical environment worsened, adding to investor worries, as the nation faced the impending war with Iraq and a growing threat from North Korea.

On top of these negative market factors, the stocks selected through our investment discipline produced uncharacteristically disappointing results. Our rigorous process, which is focused on finding the intrinsic value of companies, had its third worst year of the past 33 years. While our specific stock and sector decisions were good, they did not overcome the influence of market trends that worked against our quantitatively based screening process.

TOP 5 SECTORS
(as a percentage of 2/28/2003 net assets)

Financials	33.6%

Energy	11.1%

Healthcare	10.9%

Telecommunication Services	8.5%

Consumer Discretionary	8.1%

How does your portfolio management process work?

Our proprietary process, developed at Grantham, Mayo, Van Otterloo & Co., the fund's manager, begins with a quantitative, intrinsic value model to screen the 1000 companies in the Russell 1000 Value Index and develop a list of 150 potential investments. From this list, we use both top-down economic analysis and bottom-up, fundamental research to select a portfolio of about 75 undervalued, high-quality companies. The portfolio's sector weightings will be influenced by both our insights into the opportunities and risks in the various parts of the market as well as our analysis of the fundamental strengths of the individual companies.

PORTFOLIO MANAGER INTERVIEW continued

In our fundamental research, we look at factors that affect a stock's inherent value, including a company's financial strength, its operational strength -- including profitability and market position -- and its management strength. Our analysis of stocks is continual, both before and after our investment. We seek companies whose earnings power is not reflected in its stock price, firms whose stock price may have suffered because of anomalies in perceptions of investors, corporations with undervalued assets, and companies with the potential for sustainable profit improvement.

Over the 33 years that we have tracked the results, this investment process has produced solid performance with the exception of unusual intervals such as early 2002. We believe this performance edge results from our screening methodology and the fundamental analysis used to identify high-quality companies with low stock prices.

How would you describe your strategies during the 12-month period?

From the start of the fiscal year, we believed corporate earnings in general would prove to be disappointing, and so we emphasized those industries with a history of more predictable earnings. We looked for companies with attractive dividends and corporations whose stock prices had been beaten down excessively by market forces. Our largest overweight position at the end of the period, for example, was in healthcare companies. We believed healthcare, especially pharmaceutical companies, offered extremely high quality with relatively stable earnings outlooks, and were trading at historically low stock prices, as measured by benchmarks such as price/earnings multiples.

For much of the period, our largest overweight position was in real estate investment trusts (REITs), which were attractive because of their defensive characteristics, reliability of earnings, and healthy dividends. They comprised as much as 8% of fund assets, compared to a 1% weighting in the Russell benchmark index. However, we reduced our position toward the end of the period as we began to acquire more high-quality companies with inexpensive stock prices. We believed these blue chip stocks had the potential to perform very well in an improving market.

We overweighted property and casualty companies within the financial sector, consumer staples (including grocery and drug retailers) and telecommunications services, whose stock prices had declined to attractive prices.

For much of the year, our largest underweighting was in banks because of our immediate concerns about bad debt and our longer-term concerns about the ability of these institutions to grow revenues while maintaining their historically high profitability. At the end of the period, however, the most significant underweight position was in traditional electric utilities, which were hurt by the controversies and problems experienced by Enron and other energy traders. We also de-emphasized highly cyclical industries such as the automobile and consumer discretionary groups.

PORTFOLIO MANAGER INTERVIEW continued

What types of investments most influenced fund performance?

Our sector decisions in general helped. For example, our decisions to overweight healthcare and real estate investment trusts benefited the fund.

Our larger individual positions tended to be among the better-performing stocks. Occidental Petroleum, for example, rose 15% during the 12-month period, benefiting from its restructuring program which has turned it into an almost pure exploration and production company. Despite its recent performance, we still think the company's fundamental value is underappreciated in its stock price.

Sealed Air, a leader in the packaging industry, overcame potential asbestos liability issues and performed very well late in the fiscal period. Fox Entertainment gained, helped by ratings improvement of its television network and contributions from its production studios. The increased pricing power of the property and casualty insurance industry resulted in strong performance by Willis Group, an insurance broker.

Utilities hurt us, despite our de-emphasis of traditional electric utilities. Qwest Communications, a major telecommunications provider, detracted from performance as it suffered from a loss of investor confidence and questions about its ability to raise funds. We eliminated our Qwest investment during the year, but later re-established a position when we saw the potential for new opportunity at an attractive price.

TOP 10 HOLDINGS
(as a percentage of 2/28/2003 net assets)

Occidental Petroleum Corp.	4.1%

Pfizer, Inc.	4.1%

Verizon Communications, Inc.	3.9%

Conoco Philips	3.8%

Altria Group, Inc.	3.0%

Fannie Mae	2.9%

BellSouth Corp.	2.7%

Bank of America Corp.	2.5%

Travelers Property Casualty Corp.	2.1%

Allstate Corp.	2.1%

What is your investment outlook?

We are reasonably confident that the overall market will improve, and we believe the results from our investment discipline has the potential for reward.

To be sure, the market continues to be worried about the impacts of war, the effects of a weakened economy, and the trustworthiness of corporate reports. However, we do not believe the forces pulling the market down are as strong as they were a year earlier. Moreover, we think stock valuations are much more reasonable than they were 12 months ago. As the economy continues to grow, corporate earnings ultimately should start to improve. Investors also have more reason to be confident in financial reports than they were in 2002. In the wake of the Enron and WorldCom scandals, auditors have become much more scrupulous in producing financial statements that accurately reflect reality. In addition, investor worries about geopolitical factors may already have peaked.

PORTFOLIO MANAGER INTERVIEW continued

As we look at the market, we see much better values than we did last year, with many high-quality companies with leading franchises, selling at stock prices just a fraction of what they were two years ago. For example, we can find many blue chip companies with dividend yields greater than those of 10-year Treasury notes.

Using our proprietary system, we believe we have assembled a portfolio that is cheaper on a price/earnings basis than the Russell 1000 Value Index, but with a higher percentage of high quality companies. We think the fund is well positioned for the future.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended February 28,
	2003	2002[1]	2001	2000	1999
CLASS A2
Net asset value, beginning of period	$10.83	$11.37	$11.15	$15.73	$17.78
Income from investment operations
Net investment income	0.24	0.22	0.28	0.30	0.30
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-2.59	0.03[3]	2.68	-0.78	0.43
Total from investment operations	-2.35	0.25	2.96	-0.48	0.73
Distributions to shareholders from
Net investment income	-0.12	-0.20	-0.29	-0.36	-0.31
Net realized gains	-0.60	-0.59	-2.45	-3.74	-2.47
Total distributions to shareholders	-0.72	-0.79	-2.74	-4.10	-2.78
Net asset value, end of period	$7.76	$10.83	$11.37	$11.15	$15.73
Total return[4]	-22.64%	2.17%	28.99%	-5.80%	3.89%
Ratios and supplemental data
Net assets, end of period (thousands)	$17,730	$114,299	$116,067	$117,033	$223,937
Ratios to average net assets
Expenses[5]	0.78%	0.75%	0.75%	0.93%	0.95%
Net investment income	1.52%	1.97%	2.34%	1.79%	1.68%
Portfolio turnover rate	150%	72%	36%	32%	34%

1.  Effective March 1, 2001, the predecessor fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets from 2.13% to 1.97%. Per share, ratios and supplemental data for periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

2.  On January 3, 2003, the assets and certain liabilities of GMO Pelican Fund were acquired by Evergreen Large Cap Value Fund. Shareholders of GMO Pelican Fund became owners of Class\x11 A shares of Evergreen Large Cap Value Fund. GMO Pelican Fund is the accounting and performance survivor in this transaction. The financial highlights for the periods prior to January 6, 2003 are those of GMO Pelican Fund.

3.  The per share realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of the portfolio.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended
February 28, 2003[1,2]
CLASS B
Net asset value, beginning of period	$8.55
Income from investment operations
Net investment income	0
Net realized and unrealized losses on securities and futures contracts	-0.79
Total from investment operations	-0.79
Distributions to shareholders from
Net investment income	0
Net asset value, end of period	$7.76
Total return[3]	-9.24%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,174
Ratios to average net assets
Expenses[4]	2.15%[5]
Net investment income	0.13%[5]
Portfolio turnover rate	150%

1.  For the period from January 6, 2003 (commencement of class operations), to February 28, 2003.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended
February 28, 2003[1,2]
CLASS C
Net asset value, beginning of period	$8.55
Income from investment operations
Net investment income	0
Net realized and unrealized losses on securities and futures contracts	-0.79
Total from investment operations	-0.79
Distributions to shareholders from
Net investment income	0
Net asset value, end of period	$7.76
Total return[3]	-9.24%
Ratios and supplemental data
Net assets, end of period (thousands)	$144
Ratios to average net assets
Expenses[4]	2.14%[5]
Net investment income	0.25%[5]
Portfolio turnover rate	150%

1.  For the period from January 6, 2003 (commencement of class operations), to February 28, 2003.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended
February 28, 2003[1,2]
CLASS I
Net asset value, beginning of period	$8.55
Income from investment operations
Net investment income	0.01
Net realized and unrealized losses on securities and futures contracts	-0.80
Total from investment operations	-0.79
Distributions to shareholders from
Net investment income	0
Net asset value, end of period	$7.76
Total return	-9.24%
Ratios and supplemental data
Net assets, end of period (thousands)	$136
Ratios to average net assets
Expenses[3]	1.21%[4]
Net investment income	1.09%[4]
Portfolio turnover rate	150%

1.  For the period from January 6, 2003 (commencement of class operations), to February 28, 2003.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

February 28, 2003

	Shares	Value

COMMON STOCKS 94.8%
CONSUMER DISCRETIONARY 8.1%
Automobiles 0.6%
General Motors Corp. (p)	3,700	$ 124,949
Hotels, Restaurants & Leisure 0.5%
Carnival Corp., Class A (p)	3,900	89,583
Household Durables 2.7%
Centex Corp.	6,300	348,264
D.R. Horton, Inc. (p)	4,500	82,395
Lennar Corp. (p)	1,600	86,384
517,043
Media 2.2%
Fox Entertainment Group, Inc., Class A *(p)	7,100	189,783
Omnicom Group, Inc.	1,500	79,470
Viacom, Inc., Class B *	4,100	152,233
421,486
Multi-line Retail 1.4%
Federated Department Stores, Inc. *(p)	10,900	277,950
Specialty Retail 0.3%
Home Depot, Inc.	2,200	51,590
Textiles & Apparel 0.4%
Jones Apparel Group, Inc. *(p)	2,700	76,572
CONSUMER STAPLES 8.1%
Beverages 0.6%
Constellation Brands, Inc., Class A *	2,100	51,723
PepsiAmericas, Inc. (p)	5,900	72,098
123,821
Food & Drug Retailing 2.5%
CVS Corp.	13,800	343,620
Kroger Co. *	3,500	46,270
Safeway, Inc. *	4,300	85,527
475,417
Food Products 5.0%
Altria Group, Inc.	14,900	575,885
Dean Foods Co. *(p)	1,400	59,038
Kraft Foods, Inc., Class A	9,400	278,334
Tyson Foods, Inc., Class A	4,200	38,640
951,897
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003

	Shares	Value

COMMON STOCKS continued
ENERGY 11.1%
Oil & Gas 11.1%
Anadarko Petroleum Corp. (p)	5,700	$ 262,656
ConocoPhillips	14,200	719,940
Exxon Mobil Corp.	1,400	47,628
Occidental Petroleum Corp.	26,400	789,360
Valero Energy Corp. (p)	8,000	312,080
2,131,664
FINANCIALS 33.6%
Banks 12.4%
Bank of America Corp.	7,000	484,680
Bank One Corp.	5,400	194,562
Compass Bancshares, Inc.	3,100	98,642
FleetBoston Financial Corp.	11,800	289,808
Greenpoint Financial Corp.	2,200	93,456
Sovereign Bancorp, Inc. (p)	28,900	392,462
U.S. Bancorp	9,900	207,108
Washington Mutual, Inc. (p)	9,700	334,941
Wells Fargo & Co.	4,200	190,470
Wilmington Trust Corp.	3,100	88,040
2,374,169
Diversified Financials 11.4%
Bear Stearns Companies, Inc.	2,600	162,864
Citigroup, Inc.	11,600	386,744
Fannie Mae	8,800	564,080
Freddie Mac	5,300	289,645
J.P. Morgan Chase & Co.	15,200	344,736
Merrill Lynch & Co., Inc.	6,400	218,112
Morgan Stanley	6,000	221,100
2,187,281
Insurance 7.5%
Ace, Ltd.	9,600	266,016
Allstate Corp.	12,600	398,538
Travelers Property Casualty Corp., Class A (p)	25,800	403,770
Willis Group Holdings, Ltd. *(p)	14,700	368,235
1,436,559
Real Estate 2.3%
Equity Office Properties Trust REIT	6,000	147,180
Equity Residential Properties Trust REIT	6,100	148,108
Simon Property Group, Inc. REIT (p)	4,300	148,952
444,240
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 10.9%
Health Care Providers & Services 1.8%
Aetna, Inc. (p)	3,500	$ 147,420
Anthem, Inc. *	3,400	202,674
350,094
Pharmaceuticals 9.1%
Bristol-Myers Squibb Co.	16,900	393,770
Merck & Co., Inc.	5,700	300,675
Pfizer, Inc. (p)	26,400	787,248
Schering-Plough Corp. (p)	14,100	254,082
1,735,775
INDUSTRIALS 4.9%
Aerospace & Defense 3.4%
Honeywell International, Inc.	12,000	274,680
Raytheon Co.	14,100	381,828
656,508
Commercial Services & Supplies 0.6%
Cendant Corp. *(p)	4,100	50,471
Pitney Bowes, Inc. (p)	1,700	52,768
103,239
Road & Rail 0.9%
Union Pacific Corp.	3,200	176,607
INFORMATION TECHNOLOGY 3.5%
Computers & Peripherals 1.1%
Hewlett-Packard Co.	13,600	215,560
Semiconductor Equipment & Products 0.5%
Intel Corp.	5,800	100,050
Software 1.9%
Oracle Corp. *	30,500	364,780
MATERIALS 4.4%
Chemicals 3.3%
Cabot Corp. (p)	8,200	179,580
Engelhard Corp. (p)	6,500	134,875
Hercules, Inc. *(p)	10,200	81,906
Olin Corp. (p)	14,700	242,550
638,911
Containers & Packaging 1.1%
Sealed Air Corp. *(p)	5,700	206,739
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 8.5%
Diversified Telecommunication Services 8.5%
BellSouth Corp.	23,700	$ 513,579
Qwest Communications International, Inc. *	25,600	91,648
SBC Communications, Inc.	13,800	287,040
Verizon Communications, Inc.	21,400	740,012
1,632,279
UTILITIES 1.7%
Electric Utilities 0.9%
NiSource, Inc. (p)	10,300	174,482
Multi-Utilities 0.8%
Questar Corp. (p)	5,300	147,764
Total Common Stocks		18,187,009

	Principal Amount	Value

SHORT-TERM INVESTMENTS 19.6%
U. S. TREASURY OBLIGATIONS 0.2%
U. S. Treasury Bills, 0.00%, 05/08/2003	$45,000	44,904

	Shares	Value

MUTUAL FUND SHARES 19.4%
Evergreen Institutional Money Market Fund (o)	861,330	861,330
Navigator Prime Portfolio (pp)	2,851,802	2,851,802
3,713,132
Total Short-Term Investments		3,758,036
Total Investments (cost $23,207,000) 114.4%		21,945,045
Other Assets and Liabilities (14.4%)		(2,760,279)
Net Assets 100.0%		$ 19,184,766

*	Non-income producing security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
REIT	Real Estate Investment Trust
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003

Assets
Identified cost of securities	$ 23,207,000
Net unrealized losses on securities	(1,261,955)

Market value of securities	21,945,045
Receivable for securities sold	51,361
Receivable for Fund shares sold	140,458
Dividends and interest receivable	25,835
Receivable for daily variation margin	819
Prepaid expenses and other assets	80,296

Total assets	22,243,814

Liabilities
Payable for securities purchased	162,614
Payable for Fund shares redeemed	11,311
Payable for securities on loan	2,851,802
Advisory fee payable	663
Distribution Plan expenses payable	135
Due to other related parties	157
Accrued expenses and other liabilities	32,366

Total liabilities	3,059,048

Net assets	$ 19,184,766

Net assets represented by
Paid-in capital	$ 34,857,249
Undistributed net investment income	373,162
Accumulated net realized losses on securities, futures contracts and foreign
currency related transactions	(14,783,690)
Net unrealized losses on securities	(1,261,955)

Total net assets	$ 19,184,766

Net assets consists of
Class A	$ 17,730,298
Class B	1,174,191
Class C	144,426
Class I	135,851

Total net assets	$ 19,184,766

Shares outstanding
Class A	2,285,047
Class B	151,394
Class C	18,621
Class I	17,509

Net asset value per share
Class A	$ 7.76
Class A -- Offering price (based on sales charge of 5.75%)	$ 8.23
Class B	$ 7.76
Class C	$ 7.76
Class C -- Offering price (based on sales charge of 1.00%)	$ 7.84
Class I	$ 7.76

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended February 28, 2003

Investment income
Dividends (net of foreign withholding taxes of $764)	$ 1,880,288
Interest	19,137

Total investment income	1,899,425

Expenses
Advisory fee	634,494
Distribution Plan expenses
Class A	587
Class B	983
Class C	92
Administrative services fees	3,082
Transfer agent fee	73,751
Trustees' fees and expenses	24,004
Printing and postage expenses	9,590
Custodian fee	69,116
Registration and filing fees	22,698
Professional fees	37,808
Other	4,474

Total expenses	880,679
Less: Fee waivers	(235,145)

Net expenses	645,534

Net investment income	1,253,891

Net realized and unrealized gains or losses on securities and futures contracts
Net realized gains or losses on:
Securities	(13,699,629)
Futures contracts	3,289

Net realized losses on securities and futures contracts	(13,696,340)
Net change in unrealized gains or losses on securities and futures contracts	(9,262,462)

Net realized and unrealized gains or losses on securities and futures contracts	(22,958,802)

Net decrease in net assets resulting from operations	$ (21,704,911)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28,
	2003 (a)		2002

Operations
Net investment income		$ 1,253,891		$ 2,296,627
Net realized gains or losses on securities and futures contracts		(13,696,340)		6,723,940
Net change in unrealized gains or losses on securities and futures contracts		(9,262,462)		(6,915,483)

Net increase (decrease) in net assets resulting from operations		(21,704,911)		2,105,084

Distributions to shareholders from
Net investment income
Class A		(1,286,292)		(2,074,342)
Net realized gains
Class A		(6,011,756)		(6,043,272)

Total distributions to shareholders		(7,298,048)		(8,117,614)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	658,598	6,466,581	1,344,982	14,946,591
Class B	151,654	1,212,146	0	0
Class C	20,039	158,103	0	0
Class I	17,509	136,479	0	0

		7,973,309		14,946,591

Net asset value of shares issued in reinvestment of distributions
Class A	784,544	7,158,845	720,167	7,889,110

Automatic conversion of Class B shares to Class A shares
Class A	138	1,073	0	0
Class B	(138)	(1,073)	0	0

		0		0

Payment for shares redeemed
Class A	(9,712,567)	(81,231,841)	(1,716,773)	(18,590,852)
Class B	(122)	(955)	0	0
Class C	(1,418)	(10,964)	0	0

		(81,243,760)		(18,590,852)

Net increase (decrease) in net assets resulting from capital share transactions		(66,111,606)		4,244,849

Total decrease in net assets		(95,114,565)		(1,767,681)
Net assets
Beginning of period		114,299,331		116,067,012

End of period		$ 19,184,766		$ 114,299,331

Undistributed net investment income		$ 373,162		$ 403,040

(a) For Classes B, C and I, for the period from January 6, 2003 (commencement of class operations), to February 28, 2003.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Large Cap Value Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

As of the close of business on January 3, 2003, the net assets of GMO Pelican Fund, a series of GMO Trust, were acquired by the Fund in exchange for Class A shares of the Fund. Shares of GMO Pelican Fund received Class A shares of the Fund. As GMO Pelican Fund contributed the majority of the net assets and shareholders to the Fund, the accounting and performance history of GMO Pelican Fund has been carried forward.

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge, and pay no distribution fees.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS continued

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund's name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

d. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

e. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTES TO FINANCIAL STATEMENTS continued

f. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. In the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.90% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amount waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. Total amounts subject to recoupment as of February 28, 2003 were $14,382. During the year ended February 28, 2003, the investment advisor waived its fees in the amount of $26,982 which represents 0.03% of the Fund's average daily net assets.

Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is the sub-advisor to the Fund and is paid by EIMC for its services to the Fund. In addition, GMO served as investment advisor to the Fund's predecessor fund and was paid at an annual fee of 0.75% of the predecessor fund's average daily net assets. During the year ended February 28, 2003, GMO waived its fees in the amount of $208,163 which represents 0.25% of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets. Prior to January 6, 2003, the Fund's predecessor fund, GMO Pelican Fund, did not pay an administration fee.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A and 1.00% of the average daily net assets for Class B and Class C shares. Class A shares of the Fund received by GMO Pelican Fund shareholders are not assessed the 0.25% distribution fee applicable to Class A shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $115,062,364 and $165,804,816, respectively, for the year ended February 28, 2003.

The Fund loaned securities during the year ended February 28, 2003 to certain brokers. At February 28, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $2,774,818 and $2,851,802, respectively. During the year ended February 28, 2003, the Fund earned $240 in income from securities lending.

On February 28, 2003, the aggregate cost of securities for federal income tax purposes was $24,568,314. The gross unrealized appreciation and depreciation on securities based on tax cost was $0 and $2,623,269, respectively, with a net unrealized depreciation of $2,623,269.

As of February 28, 2003, the Fund had $6,977,338 in capital loss carryovers for federal income tax purposes expiring in 2011.

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $6,445,038.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended February 28, 2003, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2003, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Undistributed		Carryover
Ordinary	Unrealized	and
Income	Depreciation	Post-October Loss

$ 373,162	$ 2,623,269	$ 13,422,376

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid for the year ended February 28, 2003 was $1,288,709 of ordinary income and $6,009,339 of long-term capital gain.

8. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

10. SUBSEQUENT DISTRIBUTIONS TO SHAREHOLDERS

On March 20, 2003, the Fund declared distributions from net investment income payable on March 21, 2003 to shareholders of record on March 19, 2003. These distributions are not reflected in the accompanying financial statements. The per share amount of the distributions are as follows:

Class A	$0.0885
Class B	0.0783
Class C	0.0717
Class I	0.0901

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Large Cap Value Fund (formerly, GMO Pelican Fund), a series of Evergreen Equity Trust, as of February 28, 2003, and the related statements of operations, and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 28, 2002 and the financial highlights for each of the years in the four-year period ended February 28, 2002 were audited by other auditors whose report, dated April 8, 2002, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Large Cap Value Fund (formerly, GMO Pelican Fund), as of February 28, 2003, the results of its operations, changes in its net assets and financial highlights for the year ended February 28, 2003, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
April 4, 2003

ADDITIONAL INFORMATION (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate and per share capital gain distributions of $6,009,339 and $0.598, respectively, for the fiscal year ended February 28, 2003.

For corporate shareholders, 100.00% of ordinary income dividends paid during the fiscal year ended February 28, 2003, qualified for the dividends received deduction.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 109 Evergreen funds.

[2] Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of February 28, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

565581    4/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034